1 NYSE: STT March 5, 2025 Yie-Hsin Hung Chief Executive Officer, State Street Global Advisors Mark Keating Interim Chief Financial Officer, State Street Corporation Exhibit 99.1

State Street Global Advisors: a leading global asset management franchise

SSGA is a high-margin, capital-light, fee-based business generating meaningful revenues across the firm

Key synergies:

- *State Street Alpha® client*
- *Manages **~$400B** of State Street-sourced cash balances*
- ***~$1.4T** of SSGA funds participate in State Street Global Markets securities lending program*


Investment Services
Global Advisors
One-State Street
Global Markets

State Street Global Advisors

#4 global asset manager with **$4.7T** in AUM[1]

#3 global index manager[2]

#3 ETF manager worldwide with **$1.6T** in AUM[3]

#4 U.S. retirement manager[4]

Top 10 institutional money market provider[5]

Strategic importance to State Street

- ✓ Significant contributor to State Street earnings
- ✓ Strong organic asset growth profile
- ✓ Essential partner to State Street's Investment Services and Global Markets franchises

Refer to the Appendix included with this presentation for endnotes 1 to 11.

2

STATE STREET

3 (0.9)% +3.4% +3.5% 16% 18%17% Total revenue ($B) Assets under management ($T) Pre-tax margin (%) Net new assets ($B) 2022 2023 2024 $2.0 $2.1 $2.3 +9% 2022 2023 2024 $3.5 $4.1 $4.7 +16% 2022 2023 2024 $(37) $117 $144 Organic growth (%) 2022 2023 2024 29.7% 25.9% 29.4% (3.8)% pts +3.5% pts CAGR (%) CAGR (%) As a % of STT AUM growth drives both Management and Servicing Fee revenue 2023 included meaningful investment and strategic growth initiative spend Strong organic net new asset growth has contributed to higher revenues and margin expansion

4 Key focus area by: Category SSGA Industry AUM7 2024 AUM6 2022 – 2024 CAGR 5-Year CAGR (Est. 2023 – 2028)8 Product ETFs ~$1.6T +24% Region Non-U.S. ~$1.2T +16% Distribution channel Wealth ~$1.2T +23% Asset class Fixed income ~$600B +5% 0% 10% 20% ~$11T ~$60T ~$52T ~$34T Strategic efforts aimed at attractive, high-growth areas Refer to the Appendix included with this presentation for endnotes 1 to 11. 9

5 2023 & 2024 organic net new assets by focus area10 Organic net new assets highlights how SSGA is effectively leveraging focus areas for growth 36% 64% Non-U.S. Americas 54% 46% Wealth Institutional 18% 20% 21% 41% Solutions/Other Equity Fixed income Cash 25% 75% Other ETFs Product Region Distribution channel Asset class $47B Fixed income $197B 72% Wealth & 28% Institutional $93B Non-U.S. $141B Wealth 9 9 Refer to the Appendix included with this presentation for endnotes 1 to 11.

6 Strategic partnerships will fuel new product and distribution capabilities Innovative partnerships present another opportunity to accelerate growth and support key initiatives New product partnerships Strategic wealth partnerships Private Markets Digital Assets Global Defined Contribution U.S. Wealth Liquid Alternatives Personalized Retirement Income Australian Wealth European Wealth

7 Powerful franchise • Global asset management franchise with leading market positions creates a strong foundation for future growth • Essential partner and key growth driver for State Street Delivering results • Improved organic growth profile driven by sharpened strategy and business organization • Delivered higher revenue, AUM growth and pre-tax margin expansion11 Positioned for growth • Strategically focused on attractive, secular growth vectors by product, region, distribution channel and asset class • Partnerships present further opportunities to accelerate growth and support key initiatives Refer to the Appendix included with this presentation for endnotes 1 to 11.

8 Yie-Hsin Hung Mark Keating Gerard Cassidy

9 Endnotes 10 Forward-looking statements 11 Definitions 12

10 1. #4 global asset manager. Source: Pensions & Investments as of December 31, 2023 (printed as of June 2024). 2024 version will not be available until Summer 2025. AUM of $4.7T as of December 31, 2024. 2. #3 global index manager. Source: Pensions & Investments as of December 31, 2023 (printed as of June 2024). 2024 version will not be available until Summer 2025. 3. #3 ETF manager. Source: Bloomberg as of December 31, 2024. 4. #4 U.S. retirement manager reflects U.S. Defined Contribution AUM and U.S. Defined Benefit AUM. Source: Pension & Investments as of December 31, 2023 (printed as of June 2024). 2024 version will not be available until Summer 2025. 5. Based on Global Advisors’ Global Institutional Money Market Fund AUM as of December 31, 2024. Source: Money Fund Analyzer, a service provided by iMoneyNet. 6. 2024 AUM as of December 31, 2024. 7. Source: McKinsey Global Growth Cube as of December 31, 2023. • Non-U.S. represents retail and institutional investor AUM across all investment vehicles (excluding directly held securities) and all asset classes for the major global markets covered by McKinsey. Excluding the U.S., these cover 98% of global AUM. • Fixed income represents global retail and institutional investor AUM in fixed income investment vehicles (excluding directly held securities). • Wealth represents professionally managed assets for retail and high-net-worth individual investors globally. Excludes non-asset management instruments in private banking mandates and directly held securities. • ETFs represents global AUM for retail and institutional investors in all asset class ETFs. 8. Source: McKinsey Global Growth Cube. 5-year CAGR represents estimated 2023-2028. 9. Non-U.S. is comprised of Europe/Middle East/Africa and Asia/Pacific. 10. Net new assets for 2023 and 2024 were $117B and $144B, respectively. See slide 3. 11. Higher revenue, AUM growth and pre-tax margin expansion represents 2024 compared to 2023.

11 This Presentation contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our strategy, growth and sales prospects, capital management, business, financial and capital condition, results of operations, the financial and market outlook and the business environment. Forward-looking statements are often, but not always, identified by such forward- looking terminology as "estimate," "will," "opportunity," "strategy," "future," "driver," “outlook,” “priority,” “expect,” “intend,” “aim,” “outcome,” “future,” “pipeline,” “trajectory,” “target," “guidance,” “objective,” “plan,” “forecast,” “believe,” “anticipate,” “seek,” “may,” “trend,” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time this Presentation is first issued. We are subject to intense competition, which could negatively affect our profitability; We are subject to significant pricing pressure and variability in our financial results and our AUC/A and AUM; Our development and completion of new products and services, including State Street Alpha® and those related to wealth servicing, alternative investment management or digital assets or incorporating artificial intelligence, may impose costs on us, involve dependencies on third parties and may expose us to increased risks; Acquisitions, strategic alliances, joint ventures and divestitures, and the integration, retention and development of the benefits of these transactions, pose risks for our business; and Competition for qualified members of our workforce is intense, and we may not be able to attract and retain the highly skilled people we need to support our business; We could be adversely affected by political, geopolitical, economic and market conditions including, for example, as a result of liquidity or capital deficiencies (actual or perceived) by other financial institutions and related market and government actions, the ongoing conflicts in Ukraine and in the Middle East, major political shifts domestically or internationally, actions taken by central banks to address inflationary and growth pressures, changes in monetary policy or periods of significant volatility in the markets for equity, fixed income and other assets classes globally or within specific markets; We have significant global operations, and clients, that can be adversely impacted by disruptions in key economies, including local, regional and geopolitical developments affecting those economies; Our investment securities portfolio, consolidated financial condition and consolidated results of operations could be adversely affected by changes in the financial markets, governmental action or monetary policy. For example, among other risks, changes in prevailing interest rates or market conditions have led, and were they to occur in the future could further lead, to decreases in our NII or to portfolio management decisions resulting in reductions in our capital or liquidity ratios; Our business activities expose us to interest rate risk; We assume significant credit risk of counterparties, who may also have substantial financial dependencies on other financial institutions, and these credit exposures and concentrations could expose us to financial loss; Our fee revenue represents a significant portion of our revenue and is subject to decline based on, among other factors, market and currency declines, investment activities and preferences of our clients and their business mix; If we are unable to effectively manage our capital and liquidity, our financial condition, capital ratios, results of operations and business prospects could be adversely affected; Our calculations of risk exposures, total RWA and capital ratios depend on data inputs, formulae, models, correlations and assumptions that are subject to change, which could materially impact our risk exposures, our total RWA and our capital ratios from period to period; We may need to raise additional capital or debt in the future, which may not be available to us or may only be available on unfavorable terms; and If we experience a downgrade in our credit ratings, or an actual or perceived reduction in our financial strength, our borrowing and capital costs, liquidity and reputation could be adversely affected; Our business and capital-related activities, including common share repurchases, may be adversely affected by regulatory requirements and considerations, including capital, credit and liquidity; We face extensive and changing government regulation and supervision in the U.S. and non-U.S. jurisdictions in which we operate, which may increase our costs and compliance risks and may affect our business activities and strategies; Our businesses may be adversely affected by government enforcement and litigation; Our businesses may be adversely affected by increased and conflicting political and regulatory scrutiny of asset management, stewardship and corporate sustainability or ESG practices; Any misappropriation of the confidential information we possess could have an adverse impact on our business and could subject us to regulatory actions, litigation and other adverse effects; Changes in accounting standards may adversely affect our consolidated results of operations and financial condition; Changes in tax laws, rules or regulations, challenges to our tax positions and changes in the composition of our pre-tax earnings may increase our effective tax rate; We could face liabilities for withholding and other non-income taxes, including in connection with our services to clients, as a result of tax authority examinations; and Our businesses may be negatively affected by adverse publicity or other reputational harm; Attacks or unauthorized access to our or our business partners’ or clients’ information technology systems or facilities, such as cyber-attacks or other disruptions to our or their operations, could result in significant costs, reputational damage and impacts on our business activities; Our business may be negatively affected by risks associated with strategic initiatives we are employing to enhance the effectiveness and efficiency of our operations and of our cybersecurity and technology infrastructure; Our risk management framework, models and processes may not be effective in identifying or mitigating risk and reducing the potential for related losses, and a failure or circumvention of our controls and procedures, or errors or delays in our operational and transaction processing, or those of third parties, could have an adverse effect on our business, financial condition, operating results and reputation; Shifting and maintaining operational activities to non-U.S. jurisdictions, changing our operating model, and outsourcing to, or insourcing from, third parties expose us to increased operational risk, geopolitical risk and reputational harm and may not result in expected cost savings or operational improvements; Long-term contracts and customizing service delivery for clients expose us to increased operational risk, pricing and performance risk; The quantitative models we use to manage our business may contain errors that could adversely impact our business, financial condition, operating results and regulatory compliance, and lapses in disclosure controls and procedures or internal control over financial reporting could occur, any of which could result in material harm; We may not be able to protect our intellectual property, and we are subject to claims of third party intellectual property rights; Our reputation and business prospects may be damaged if investors in the collective investment pools we sponsor or manage incur substantial losses in these investment pools or are restricted in redeeming their interests in these investment pools; The impacts of global regulatory requirements and expectations, shifting client preferences, and disclosure requirements related to climate risks, and sustainability standards could adversely affect us; and We may incur losses or face negative impacts on our business as a result of unforeseen events, including terrorist attacks, geopolitical events, acute or chronic physical risk events, including natural disasters, pandemics, global conflicts, or a banking crisis, which may have a negative impact on our business and operations. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2024 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this Presentation should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this Presentation is first issued, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.

12 AUM Assets under management CAGR Compound annual growth rate ETF Exchange-traded fund FY Full-year GAAP Generally accepted accounting principles in the United States Net new assets Inflows net of outflows, excluding market/foreign exchange impact NYSE New York Stock Exchange Organic growth Net new assets divided by prior period assets under management Pre-tax margin Income before income tax expense divided by total revenue SSGA State Street Global Advisors